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                                  United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 19, 2002



                         ENCOMPASS SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)


            Texas                      1-13565                  76-0535259
       (State or Other               (Commission             (I.R.S. Employer
         Jurisdiction                File Number)          Identification No.)
      of Incorporation)


     3 Greenway Plaza, Suite 2000
            Houston, Texas                                        77046
   (Address of principal executive                              (Zip Code)
               offices)



       Registrant's Telephone Number, Including Area Code: (713) 860-0100

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 3. Bankruptcy or Receivership.

On November 19, 2002, Encompass Services Corporation (the "Company") and all of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas (the "Bankruptcy Court") (Case No 02-43582). The Debtors will continue to manage their properties and operate their businesses as "Debtors-in-Possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. On November 19, 2002, the Company issued the press release filed herewith as Exhibit 99.1, relating to the foregoing filing.

Item 5. Other Events.

On November 19, 2002, the Company announced that Michael F. Gries of Conway, Del Genio, Gries & Co., who was previously elected Chief Restructuring Officer of the Company, was also appointed as a Director and Chairman of the Board of Encompass.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

        Exhibit No.            Exhibit
        -----------            -------
           99.1            Press release issued on November 19, 2002


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         ENCOMPASS SERVICES CORPORATION

                         By:      /s/ Gray H. Muzzy
                                  -------------------------
                                  Gray H. Muzzy
                                  Senior Vice President,
                                  General Counsel and Secretary

Date: November 19, 2002


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    Exhibit No.            Exhibit
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       99.1            Press release issued on November 19, 2002

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